Exhibit 10.44a

                    Maxicare Health Plans, Inc.
                      1990 STOCK OPTION PLAN
                  NOTICE OF GRANT OF STOCK OPTION
                    (Nonqualified Stock Option)

Name:     _____________________

Location: _____________________

Grant of Option

You have been granted an option to buy shares of common stock of Maxicare Health Plans, Inc. as follows:

         Grant Date:                               ________________
         Option Price per Share                    ________________
         Total Number of Shares:                   ________________
         Expiration Date:                          ________________

Vesting Schedule

The option shall become exercisable with respect to the number of shares of the aforementioned Total Number of Shares as set forth below:

       Number of Shares                      Vesting Date

         ______________                      ____________

         ______________                      ____________

         ______________                      ____________

Agreement

By your signature and Maxicare Health Plans, Inc.'s signature below, you and Maxicare Health Plans, Inc. agree that this option is granted under and governed by the terms of the Maxicare Health Plans, Inc. 1990 Stock Option Plan, and the Nonqualified Stock Option Agreement which is attached hereto and incorporated herein by this reference . PLEASE READ SUCH AGREEMENT.

"COMPANY"                       "OPTIONEE"

Maxicare Health Plans, Inc.    Name: ___________________
1149 South Broadway Street     Address:_________________
Los Angeles, CA  90015         _________________________





By:_______________________     _________________________
   Chief Executive Officer         Optionee Signature

                    MAXICARE HEALTH PLANS, INC.
                      1990 STOCK OPTION PLAN
                      STOCK OPTION AGREEMENT
                    (Nonqualified Stock Option)

         This Nonqualified Stock Option Agreement is made and entered into by and between Maxicare Health Plans, Inc., a Delaware corporation ("Company"), and the Employee or Director identified in the "Maxicare Health Plans, Inc. 1990 Stock Option Plan Notice of Grant of Stock Option" ("Grant Notice") which is attached hereto ("Optionee"), as of the "Grant Date" set forth in the Grant Notice, with respect to the following facts:

                 A. The Company has adopted and the stockholders of the Company have approved the Maxicare Health Plans, Inc. 1990 Stock Option Plan ("Plan") pursuant to which the Company is authorized to grant stock options to employees of the Company or its subsidiaries;

                 B.            Optionee has received and reviewed a
                 copy of the Plan; and

                 C. Optionee is an employee or director of the Company or a subsidiary.

         NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

         1. Grant of Stock Option. Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee a nonqualified stock option ("Stock Option") to purchase from the Company, at the "Option Price per Share" set forth in the Grant Notice, the "Total Number of Shares" of the Company's authorized and unissued or reacquired shares of Common Stock set forth in the Grant Notice. The Stock Option granted pursuant to this Agreement is subject to and conditioned upon, in its entirety, the terms of the Plan. In the event of any discrepancy between the terms of the Agreement and the terms of the Plan, the terms of the Plan shall prevail.

         2. Nonqualified Stock Option. The Stock Option granted to Optionee pursuant to this Agreement is intended to be a "nonqualified stock option" and is not subject to the qualification requirements and limitations applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"').

         3. Administration. The Plan provides that the Plan Administrator shall be the Board of Directors of the Company ("Board"), so long as all members of the Board are "outside directors", or a committee ("Committee") consisting of not less than two (2) individuals who are "outside directors" and "non-employee directors" appointed by the Board. Subject to the provisions of the Plan, the Plan Administrator shall have sole authority to construe and interpret the Plan and this Agreement, to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan and this Agreement, and to make all of the determinations necessary or advisable for administration of the Plan and this Agreement. The interpretation and construction by the Plan Administrator of any provision of this Agreement, shall be final and binding upon all parties. No member of the Board or Committee nor the Plan Administrator shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or this Agreement.

         4. Term of Stock Option. Unless earlier exercised pursuant to Section 5 below, the Stock Option shall terminate on, and shall not be exercisable after, the expiration of the earliest of (a) ten
                 (10) years after the Grant Date set forth in the Grant Notice; (b) the Termination Date set forth in the Grant Notice; (c) thirty (30) days after the date Optionee's employment with the Company and its subsidiaries terminates, if such termination is for any reason other than Disability or death; or (d) one (1) year after the date Optionee's employment with the Company and its subsidiaries terminates, if such termination is a result of death or Disability (as defined in the Plan).

         5.      Exercise.

                 (a) Exercisability. Subject to the terms and conditions of this Agreement, the Stock Option shall become exercisable on a cumulative basis as set forth in the Vesting Schedule set forth in the Grant Notice. The Stock Option may be exercised by Optionee with respect to any shares of Common Stock of the Company covered by the Stock Option at any time on or after the date on which the Stock Option becomes exercisable with respect to such shares; provided that the Stock Option may not be exercised at any one time with respect to less than one hundred (100) shares of Common Stock of the Company, unless the number of shares with respect to which the Stock Option is exercised is the Total Number of Shares with respect to which the Stock Option is exercisable at that time.

                 Anything set forth in this Agreement to the contrary notwithstanding, the Stock Option may not be exercised after the time Optionee ceases to be an employee of the Company and its subsidiaries (irrespective of the cause) except to the extent it would have been exercisable by Optionee at such time.

                 (b) Notice of Exercise. Optionee shall exercise the Stock Option by delivering to the Company, in person or mailed by first-class mail (return receipt requested), telex, telecopy, or overnight courier, written notice of election to exercise and payment in full of the purchase price as provided in Subsection 5.3 of this Agreement. The written notice shall set forth the whole number of shares with respect to which the Stock Option is being exercised.

                 (c) Payment of Purchase Price. The purchase price for any shares of Common Stock of the Company with respect to which Optionee exercises this Stock Option shall be paid in full at the time Optionee delivers to the Company the written notice of election to exercise. The purchase price shall be paid (i) in cash or check for an amount equal to the aggregate Option Price for the number of shares being purchased; (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, by a "cashless exercise"); or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, by a "stock-for-stock exercise" in accordance with the terms of the Plan. In addition to the purchase price, the Optionee shall pay the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan

                 Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by (i) cash or check payable to the Company, (ii) cashless exercise, (iii) stock-for-stock exercise, or (iv) a combination of (i), (ii) and (iii). Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of, credit to Optionee to finance payment of the purchase price on such terms as may be approved by the Plan Administrator.

         6. Issuance of and Restriction on Shares. Promptly after the Company's receipt of the written notice of election provided for in Section 5.2 hereof and Optionee's payment in full of the purchase price provided for in Section 5.3 hereof, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Stock Option is being exercised by Optionee. Shares shall be registered in the name of Optionee. If any law or regulation of the Securities and Exchange Commission or of any other federal or state governmental body having jurisdiction shall require the Company or Optionee to take any action prior to issuance to Optionee of the shares of Common Stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

         7. Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Stock Option.

         8. Rights as a Stockholder. Optionee shall have no rights as a stockholder of the Company with respect to any shares covered by the Stock Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for any dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in
                 Section 9 hereof.

         9. Capital Structure Adjustments. Except as otherwise provided herein, appropriate and proportionate capital structure adjustments shall be made in the number and class of shares subject to the Stock Option and the purchase price of such shares in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, or the sale of all or substantially all of the property of the Company, any unexercised portion of this Stock Option shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume this Stock Option or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such Stock Options would otherwise be canceled in accordance with the foregoing, the Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise this Stock Option without regard to any restrictions on exercisability. To the extent that the foregoing adjustments relate to Common Stock of the Company, such adjustments shall be made by the Plan Administrator, the determination of which shall be final, binding, and conclusive.

         10. No Transfer of Stock Option. Optionee may not transfer all or any part of the Stock Option
                 except  by  will  or   the  laws  of  descent  and
                 distribution, and the Stock Option shall not be exercisable during the lifetime of Optionee by any person other than Optionee.

         11. Investment Representation. Optionee hereby represents and warrants to the Company that he is acquiring the Stock Option and the Common Stock thereto for his own account and not with a view to or for resale or distribution in violation of the Securities Act of 1933, as amended (the "Act").

                 Optionee hereby  further  represents  and warrants
                 to, and agrees with, the Company that, if he exercises the Stock Option in whole or in part at a time when there is not in effect under the Act a registration statement covering the shares issuable upon exercise of the Stock Option, that Optionee may be required, as a condition of issuance of the shares of Common Stock of the Company covered by the Stock Option, to represent to the Company that the shares issued pursuant to the exercise of the Stock Option are being acquired for investment and without a view to distribution thereof; and that in such case the Company may place a legend on the certificate(s) evidencing the shares of the Common Stock of the Company issued upon exercise of the Stock Option reflecting the fact that the shares were acquired for investment and cannot be sold or transferred unless registered under said Act or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration. In addition, the Company may place a legend on the certificates evidencing the shares reflecting the fact that they are subject to restrictions on transfer under the terms of Section 6 hereof.

         12.     General Provisions.

                 (a) Entire Agreement. This Agreement is subject to and conditioned upon, in its entirety, the terms of the Plan and contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.


                 (b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                 (c) Notices. Any notice given pursuant to this Agreement may be delivered in person or mailed by first-class mail (return receipt requested), telex, telecopy, or overnight courier, to the party to be notified, addressed as set forth by the party's signature of this Agreement or at such other address as such party may designate in writing from time to time. Any notice given as provided in the preceding sentence shall be deemed delivered when given, if personally served, or ten (10) business days after mailing, if mailed.

                 (d) Further Acts. Each party to this Agreement agrees to perform such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

                 (e)           Severability.       If   any   term,
                 provision, covenant, or condition of this Agreement is held by a court of competent
                 jurisdiction   to   be    invalid,   illegal,   or
                 unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

                 (f) Modification and Amendment. This Agreement may not be modified, extended, renewed or substituted without an amendment or other agreement in writing signed by the parties to this Agreement.


"COMPANY" Maxicare Health Plans, Inc.
1149 South Broadway Street
Los Angeles, CA 90015


By:_____________________________
     Chief Executive Officer


"OPTIONEE"

Name:___________________________
Address: _______________________
________________________________

________________________________
       Optionee Signature